RCM Technologies, Inc.      Tel:   856.486.1777
2500 McClellan Avenue       Fax:  856.488.8833       Corporate Contacts:
Pennsauken, NJ 08109-4613   info@rcmt.com            Leon Kopyt
                            www.rcmt.com             Chairman, President  & CEO
                                                     Brian Delle Donne
                                                     Chief Operating Officer
                                                     Stanton Remer, CPA
                                                     Chief Financial Officer
                                                     Kevin D. Miller
                                                     Senior Vice President


                             P R E S S R E L E A S E


                        RCM TECHNOLOGIES, INC. ANNOUNCES
        RESULTS FOR NINE MONTHS AND THREE MONTHS ENDED SEPTEMBER 30, 2003

November 5, 2003 -Pennsauken, NJ - RCM Technologies, Inc. (Nasdaq: RCMT) today announced financial results for the nine months and three months ended September 30, 2003.

The Company announced revenues of $161.1 million for the nine months ended September 30, 2003, up from $133.0 million for the same period a year ago. Net income for the nine months ended September 30, 2003 was $5.1 million, or $.48 per diluted share, as compared to net income of $5.2 million, or $0.48 per diluted share, for the same period a year ago. For the nine months ended September 30, 2003, earnings before interest, taxes, depreciation and amortization was $8.9 million, or $.83 per diluted share, as compared to $11.0 million, or $1.02 per diluted share, for the same period a year ago.

The Company announced revenues of $55.2 million for the three months ended September 30, 2003, up from $43.7 million for the same period a year ago. Net income for the three months ended September 30, 2003 was $1.8 million, or $.17 per diluted share, as compared to net income of $1.0 million, or $.09 per diluted share, for the same period a year ago. For the three months ended September 30, 2003, earnings before interest, taxes, depreciation and amortization was $3.2 million, or $.30 per diluted share, as compared to $3.6 million, or $.33 per diluted share, for the same period a year ago.

Leon Kopyt, Chairman and CEO of RCM, commented: "The evidence continues to accumulate that prospects for growth in demand are recovering amidst the background of residual volatility and uncertainty. Consequently, we are optimistic, but realistic in maintaining our business outlook in a fragmented environment for technology spending. We remain focused on our "fiscal fitness" in building enterprise and shareholder value."

About RCM
RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development and delivery of these solutions to commercial and government sectors for more than 30 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.

                                Tables to Follow

                             RCM Technologies, Inc.
                        Consolidated Statements of Income
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                            Nine Months Ended September 30,
                                                            ---------------------------------
                                                                2003               2002
                                                            -------------      --------------

Revenues                                                        $161,094            $133,014
Gross profit                                                      33,743              36,066
Selling, general and administrative                               24,810              25,064
Depreciation and amortization                                        913                 943
Other expense                                                         64                 104
Income from continuing operations before income taxes              7,956               9,955
Income taxes                                                       2,850               3,766
Income from continuing operations                                  5,106               6,189
Loss from discontinued operations, net of taxes                                          965
Net earnings                                                      $5,106              $5,224

Earnings per share (diluted)
  Income from continuing operations                                 $.48                $.57
  Loss from discontinued operations                                                      .09
  Net income                                                        $.48                $.48



                                                            Three Months Ended September 30,
                                                            ---------------------------------
                                                                2003               2002
                                                            -------------     ---------------

Revenues                                                         $55,224             $43,743
Gross profit                                                      11,545              11,866
Selling, general and administrative                                8,335               8,296
Depreciation and amortization                                        310                 323
Other expense                                                        123                 141
Income from continuing operations before income taxes              2,777               3,106
Income taxes                                                         960               1,192
Income from continuing operations                                  1,817               1,914
Loss from discontinued operations, net of taxes                                          948
Net earnings                                                      $1,817                $966

Earnings per share (diluted)
  Income from continuing operations                                 $.17                .$18
  Loss from discontinued operations                                                      .09
  Net income                                                        $.17                $.09

                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                   (Unaudited)
                                 (In Thousands)

                                                           September 30,       December 31,
                                                               2003                2002
                                                          ----------------    ---------------
Cash and equivalents                                             $  4,796           $  2,845
Accounts receivable                                                42,189             31,754
Working capital                                                    21,823             16,516
Intangible assets                                                  38,086             36,753
Total assets                                                      103,326             89,977
Senior debt                                                         7,300              7,420
Total liabilities                                                  38,035             30,731
Stockholders' equity                                              $65,291            $59,246


                             RCM Technologies, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided by Operating Activities
                                   (Unaudited)

As used in this report, EBITDA means earnings before interest, income taxes, depreciation, amortization, extraordinary charges, non-recurring charges and other non-cash items. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash and unusual charges or income. EBITDA is also used by our creditors in assessing debt covenant compliance. We understand that, although security analysts frequently use EBITDA in the evaluation of companies, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, as an alternative to net income as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income and cash flow provided by operating activities.

                                                                 Nine Months
                                                             Ended September 30,
                                                              (In Thousands)
                                                              2003            2002
                                                          ----------      -----------

EBITDA                                                       $8,934          $11,002
Depreciation and amortization                                   914              942
Interest expense, net of interest income                        180               70
(Gain) loss on foreign currency transactions                   (116)              35
Income taxes                                                  2,850            3,766
Loss from discontinued operations                                                965
                                                          ----------      -----------

Net income                                                   $5,106           $5,224
                                                          ==========      ===========


Earning per share (diluted)
    EBITDA                                                     $.83            $1.02
                                                      ==============   ==============

    Net income                                                 $.48             $.48
                                                      ==============   ==============


    Weighted average shares outstanding                  10,714,649       10,794,720
                                                      ==============   ==============


Income from continuing operations                            $5,106           $6,189
Adjustments to reconcile net income to cash
  provided by operating activities:
    Loss from discontinued operations                                            964
    Depreciation and amortization                               914              942
    Provision for losses on accounts receivable                 311             (194)
Changes in operating assets and liabilities
    Accounts receivable                                     (10,745)           6,609
    Other receivables                                         3,733            6,810
    Restricted cash                                          (8,296)
    Deferred tax asset                                        3,069            7,735
    Prepaid expenses and other current assets                 1,268           (1,216)
    Accounts payable and accrued expenses                     3,885           (2,137)
    Accrued payroll                                           3,205            1,367
    Payroll and withheld taxes                                  397               24
    Income taxes payable                                        (63)           2,078
                                                          ----------      -----------


Cash provided by operating activities                        $2,784          $29,171
                                                          ==========      ===========


                                                                  Three Months
                                                              Ended September 30,
                                                                (In Thousands)
                                                              2003             2002
                                                          ------------     ------------

EBITDA                                                         $3,209           $3,570
Depreciation and amortization                                     310              322
Interest expense, net of interest income                          103              101
Loss on foreign currency transactions                              19               40
Income taxes                                                      960            1,192
Loss from discontinued operations                                                  949
                                                          ------------     ------------

Net income                                                     $1,817             $966
                                                          ============     ============


Earning per share (diluted)
    EBITDA                                                       $.30             $.33
                                                       ===============   ==============

    Net income                                                   $.17             $.09
                                                       ===============   ==============


    Weighted average shares outstanding                    10,799,857       10,764,321
                                                       ===============   ==============

Income from continuing operations                              $1,817           $1,914
Adjustments to reconcile net income to cash
  provided by operating activities:
    Loss from discontinued operations                                              948
    Depreciation and amortization                                 310              322
    Provision for losses on accounts receivable                    90              133
Changes in operating assets and liabilities
    Accounts receivable                                           740            9,441
    Other receivables                                           3,733            6,810
    Deferred tax asset                                            609               48
    Restricted cash                                            (8,296)
    Prepaid expenses and other current assets                     629             (393)
    Accounts payable and accrued expenses                      (1,428)             105
    Accrued payroll                                             1,989            1,532
    Payroll and withheld taxes                                     91             (214)
    Income taxes payable                                          226           (1,253)
                                                          ------------     ------------


Cash provided by (used in) operating activities                  $510          $19,393
                                                          ============     ============

                                                       ####